SCHEDULE 14A
                                                  (Rule 14a-101)

                                      INFORMATION REQUIRED IN PROXY STATEMENT
                                             SCHEDULE 14A INFORMATION
                     Proxy Statement Pursuant to Section 14(a) of the Securities
                                               Exchange Act of 1934

Filed by the Registrant Filed by a party other than the Registrant Check the appropriate box:
  Preliminary Proxy Statement       Confidential, For use of the Commission Only
                                               (as permitted by Rule 14a-6(e)(2)
  Definitive Proxy Statement
  Definitive Additional Materials
  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
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                                       Matthews International Funds

                               (Name of Registrant as Specified in Charter)
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Payment of Filing Fee (Check the appropriate box): No fee required.
  Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11 (1) Title of each class of securities to which transaction applies:
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         (2) Aggregate number of securities to which transaction applies:
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         (3) Per unit price or other  underlying  value of transaction  computed pursuant to Exchange Act Rule - 11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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         (4) Proposed maximum aggregate value of transaction:
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         (5) Total fee paid:
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           Check box if any part of the fee is offset as  provided  by  Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
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         (1)  Amount previously paid:
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         (2)                        Form, Schedule or Registration no.: Schedule
                                    14A; 33-78960; 811-08510
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         (3)  Filing Party:  Matthews International Funds
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         (4)  Date Filed:  August 28, 1998
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


                                   [Letterhead of Matthews International Funds]

Dear Fellow Shareholders:

Please be informed that there will be a special meeting of shareholders of the Matthews International Funds at 3:00 p.m. on October 8, 1998 at our offices here in San Francisco. At that meeting, shareholders will be asked to vote on several measures proposed by the Funds' Board of Trustees.

Enclosed is a proxy statement describing the measures in detail and a proxy card which you should complete and return to us immediately in the enclosed postage-paid envelope, even if you plan to attend the meeting. If you hold shares of more than one Fund, you will receive a proxy card for each Fund. Please complete and return all proxy cards. I strongly believe these proposals are in the best interests of all shareholders and ask you to vote FOR them.

The first proposal involves the recent purchase of a 24.9% ownership interest in Matthews International Capital Management, LLC ("Matthews International") by the Hambrecht 1980 Revocable Trust, a trust whose trustees and beneficiaries are Mr. and Mrs. William Hambrecht. You will be asked to approve an additional investment by the Hambrecht 1980 Revocable Trust in Matthews International, which, together with the exercise of certain warrants, would ultimately bring the Trust's ownership interest in Matthews International to 30.4% on a fully-diluted basis. Mr. Hambrecht has recently retired from the Chairmanship of the investment firm Hambrecht & Quist, which he co-founded in 1968. His experience and influence on the development of high technology in the United States is well recognized. Less well known is his extensive involvement in our company's area of expertise, the financial markets of developing Asia. The management of Matthews International whole-heartedly welcomes Mr. Hambrecht's private investment in our firm. As you might also know, in 1996 Convergent Capital Management Inc. ("Convergent") also purchased a 24.9% ownership interest in Matthews International. You are asked in the second proposal to approve that Convergent be allowed to exercise its warrant to increase its ownership interest in Matthews International to 30.4% on a fully-diluted basis. I want to assure you that these transactions will not change the way we do business. Both Mr. Hambrecht and Convergent have assured us that they intend to remain as long-term passive investors. Our investment philosophy, our mutual funds and our key personnel will remain the same. The third proposal involves the re-election of two of our trustees. All three proposals have the full support of the Funds' Board of Trustees.

Again, I urge you to complete the enclosed card and return it as soon as possible. Thank you for your prompt attention and for your investment with Matthews International Funds.


Sincerely,

/s/G. Paul Matthews
G. Paul Matthews
President

655 Montgomery Street
Suite 1438
San Francisco, CA  94111

MATTHEWS INTERNATIONAL FUNDS

Notice of Special Meeting
of Shareholders
October 8, 1998
Matthews Pacific Tiger Fund
Matthews Asian Convertible Securities Fund
Matthews Korea Fund
Matthews Dragon Century China Fund


A Special Meeting of Shareholders of each of the above referenced Funds (each a "Fund") will be held at 655 Montgomery Street, Suite 1438, San Francisco, California on Thursday, October 8, 1998 at 3:00 p.m. (local time) for the following purposes:

         1. To approve a new investment advisory agreement with Matthews International Capital Management, LLC to take effect upon the purchase of additional interests in Matthews International Capital Management, LLC (the "Advisor") by the Hambrecht 1980 Revocable Trust.

         2. To approve a new investment advisory agreement with Matthews International Capital Management, LLC to take effect in the event of the purchase of additional interests in the Advisor by Convergent Capital Management Inc. after the consummation of the transaction described in proposal 1.

         3. To elect (i) Norman W. Berryessa and (ii) David FitzWilliam-Lay to continue to serve as Trustees to the Board of Trustees.

         4. To transact such other business as may properly come before the Meeting, or any adjournments thereto.

Shareholders of record at the close of business on July 27, 1998 are entitled to notice of and to vote at the Meeting. Each Fund is a series of Matthews International Funds, a Delaware business trust, and they are referred to herein collectively as the Funds.

/s/G. Paul Matthews

G. Paul Matthews
President
August 31, 1998

MATTHEWS INTERNATIONAL FUNDS

Proxy Statement
For a Special Meeting of Shareholders
To Be Held on October 8, 1998

Matthews Pacific Tiger Fund
Matthews Asian Convertible Securities Fund
Matthews Korea Fund
Matthews Dragon Century China Fund



Introduction

This proxy statement is solicited by the Board of Trustees (the "Board") of Matthews International Funds (the "Trust") for voting at the special meeting of shareholders of each Fund named above to be held at 3:00 p.m. (local time) on Thursday, October 8, 1998, at 655 Montgomery Street, Suite 1438, San Francisco, California and at any and all adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This proxy statement was first mailed to shareholders on or about August 31, 1998.

Each share of the Trust is entitled to one vote on each matter submitted to a vote of the shareholders at the Meeting. No shares have cumulative voting rights.

Each valid proxy will be voted in accordance with your instructions and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given, the proxy will be voted FOR Proposal 1, FOR Proposal 2, FOR the election of Mr. Berryessa and FOR the election of Mr. FitzWilliam-Lay who have both been nominated to continue to serve as Trustees for the Trust. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Trust or in person at the time of the Meeting. Proxies given by telephone or electronically transmitted instruments may be counted if obtained pursuant to procedures designed to verify that such instructions have been authorized.

The shareholders of each Fund are being asked to vote upon three Proposals

Proposal 1 and Proposal 2 each requires the affirmative vote of a "majority of the outstanding voting securities" of each Fund. The term "majority of the outstanding voting securities" for each Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act") means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund. Proposal 3 (election of Mr. Berryessa and Mr. FitzWilliam-Lay to continue to serve as Trustees) requires a plurality vote of the shares of the Trust.
Therefore, the two nominees receiving the largest number of votes at the Meeting, provided a quorum is present, will be elected. The Board of Trustees of Matthews International Funds currently is not aware of any other nominee. On Proposals 1 and 2 each Fund will vote separately. On Proposal 3, the shareholders of the Trust will vote in the aggregate and not separately by Fund.

The Trust Instrument of the Matthews International Funds provides that the presence at a shareholder meeting in person or by proxy of at least one-third (33-1/3%) of the shares of the Trust (or series) entitled to vote constitutes a quorum. Thus, the meeting for the Trust (or series) could not take place on its scheduled date if less than one-third of the shares of the Trust (or series) were represented. If, by the time scheduled for the meeting, a quorum of shareholders of the Trust (or series) is not present or if a quorum is present but sufficient votes in favor of any of the Proposals are not received, the meeting may be held for the purposes of voting on those proposals for those Funds for which sufficient votes have been received and the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies with respect to any proposals for any Fund for which sufficient votes have not been received. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposals. They will vote against such adjournment those proxies required to be voted against any such proposal.

The Meeting is scheduled as a joint meeting of the respective shareholders of all Funds in the Trust because the shareholders of all Funds will consider and vote on essentially the same matters. The Board has determined that the use of a joint proxy statement for the Meeting is in the best interest of each Fund's shareholders.

In tallying shareholder votes, abstentions (i.e. shares for which a proxy is presented, but which abstains from voting on one or more matters) and '"broker non-votes" (i.e. shares held by brokers or nominees for which proxies are presented but as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter because it is a non-routine matter) will be counted for purposes of determining whether a quorum is present for the conduct of business at the Meeting. However, broker non-votes do not constitute votes for or against any proposal, do not constitute an abstention, and will be disregarded in determining votes cast.


The Board of Trustees of the Trust recommends that you vote in favor of all Proposals.

The Board of the Trust has fixed the close of business on July 27, 1998 as the record date (the "Record Date") for determining holders of the Fund's shares entitled to notice of and to vote at the Meeting. Each shareholder will be entitled to one vote for each share held. At the close of business on the Record Date, the following shares were outstanding:

----------------------------------------------------------- ---------------- ----------------- ----------------
Fund                                                                Class A           Class I       Total Fund
                                                                     Shares            Shares           Shares
Matthews Pacific Tiger Fund                                          35,868         7,934,580        7,970,448
Matthews Asian Convertible Securities Fund                               --           609,256          609,256
Matthews Korea Fund                                               2,094,331        35,642,731       37,737,062
Matthews Dragon Century China Fund                                       --           368,048          368,048
----------------------------------------------------------- ---------------- ----------------- ----------------

Proposal 1 -- To approve a new investment advisory agreement with Matthews International Capital Management, LLC to take effect upon the purchase of additional interests in Matthews International Capital Management, LLC (the "Advisor") by the Hambrecht 1980 Revocable Trust.


Proposal 2 -- To approve a new investment advisory agreement with Matthews International Capital Management, LLC to take effect in the event of the purchase of additional interests in the Advisor by Convergent Capital Management Inc. after the consummation of the transaction described in proposal 1.


Background to Proposals 1 and 2


Matthews International Capital Management, LLC (as defined above, the "Advisor") was founded in 1991 by G. Paul Matthews to manage international portfolios for North American clients and to provide U.S. investments for non-U.S. clients. In October, 1996, Convergent Capital Management Inc. ("Convergent") purchased a 24.9% equity interest in the Advisor and has subsequently acquired warrants to purchase additional interests. Convergent is a money management holding company that invests in investment management firms. Currently, Convergent has ownership interests in six affiliated firms with approximately $5.5 billion in assets under management.

On June 3, 1998 Matthews International Capital Management, LLC (as defined above, the "Advisor") entered into a Purchase Agreement (the "Purchase Agreement") pursuant to which the Hambrecht 1980 Revocable Trust ("Hambrecht"), a revocable trust whose trustees and beneficiaries are William and Sarah Hambrecht, also purchased a 24.9% interest in the Advisor (the "Initial Purchase"). Hambrecht and Convergent, together with the Advisor, agree that Hambrecht and Convergent should each ultimately be allowed (but not required) to increase their respective ownership interests to a maximum of 30.4% (on a fully-diluted basis). In connection with that, Hambrecht was also granted warrants (the "Hambrecht Warrants") to increase its ownership to that level. Both the investments made (and to be made) by Convergent and Hambrecht were made (and are to be made) as passive investments to provide capital to the Advisor and not for purposes of exercising control or to actively participate in the business of the Advisor.

In connection with Hambrecht's Initial Purchase, Hambrecht has also agreed to make an additional investment (the "Second Purchase") in the Advisor which would bring its total interest to approximately 35.1% before the exercise of any of the warrants described below. Convergent has also been granted warrants (the "Convergent Warrants") to allow it to purchase additional interests in the Advisor which would bring its total interest to a maximum of approximately 35.9% (assuming the previous completion of the Second Purchase and assuming the Hambrecht Warrants have not been exercised). Because the purchase by any one of these two parties would affect the ownership parity agreed to by the two parties, the Convergent Warrants and the Hambrecht Warrants are structured so that, if the Second Purchase is completed and all warrants are fully exercised by each of Hambrecht and Convergent, each would own a 30.4% (fully diluted) interest in the Advisor. Each of (1) the Second Purchase and (2) the exercise of the Convergent Warrants would have a direct impact on the Funds because each event will cause a change in the ultimate ownership of the Funds' current advisor, Matthews International Capital Management, LLC. As explained below, each such ownership change requires the trustees (including the independent trustees) and Shareholders of each Fund to approve "new" investment advisory agreements with the Advisor. The exercise of the Hambrecht Warrant, however, should not have any direct impact on the Funds.

The first phase of the purchase by Hambrecht (the acquisition of the 24.9% interest) closed as of June 3, 1998 (the "Initial Closing"). The ability of Hambrecht to complete the Second Purchase, however, is subject to various conditions, including approval by the Shareholders of each Fund of the New Advisory Agreements ("Second Purchase New Agreements") between the Trust and the Advisor, as the "New Advisor" of each Fund after the consummation of the Second Purchase. After such approvals have been secured, the Second Purchase would occur. The ability of Convergent to exercise the Convergent Warrants is also subject to various conditions, including the prior consummation of the Second Purchase and the approval by the Shareholders of each Fund of the New

Advisory Agreements ("Convergent Warrant New Agreements") between the Trust and the Advisor, as the "New Advisor" of each Fund after the exercise of the Convergent Warrants. After the approvals for the Convergent Warrant New
Agreements have been secured, Convergent may, within a reasonable time thereafter, exercise the Convergent Warrants. If, at the time of the exercise of the Convergent Warrants, the Board of Trustees determines either (1) that an unreasonable length of time has elapsed between the Meeting and the date the Convergent Warrants were exercised, and/or (2) that certain events have occurred between the Meeting and the date the Convergent Warrants were exercised that have made the disclosures in this proxy statement materially inaccurate or incomplete, the Board would decide to resolicit shareholders' approval for the Convergent Warrant New Agreements. After the Second Purchase and the exercise of the Convergent Warrants, the Advisor will continue to operate out of its current offices in San Francisco, California. The key members of the Advisor's management team, G. Paul Matthews and Mark W. Headley, will continue to be responsible for managing the day-to-day affairs of the Advisor under its restructured ownership.

The Legal Framework

Pursuant to Section 15 of the 1940 Act, each investment advisory agreement between the Funds and the Advisor (each, an "Existing Advisory Agreement") terminates automatically upon its assignment, which is deemed to include any change of control of the investment advisor. A change of control will occur upon the closing of the Second Purchase whereby Hambrecht acquires more than 25% of the voting securities (in this case, limited liability company interests) of the Advisor. A change of control will also occur when after Hambrecht has completed the Second Purchase, Convergent exercises the Convergent Warrants to acquire additional interests in the Advisor. Even though after the Initial Closing, neither Hambrecht nor Convergent owns more than 25% of the Advisor's voting securities, the purchase of additional interests in the Advisor by Hambrecht would immediately cause Hambrecht to cross that threshold and would immediately cause a change of control, which would cause an assignment of the Existing Advisory Agreements and their automatic termination. The same result would happen if Convergent exercises the Convergent Warrants to bring its ownership interests above 25%. Furthermore, Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by the Shareholders. Therefore, in order for the Advisor to be able to continue to provide investment advisory services to the Funds after the Second Purchase whereby Hambrecht will hold more than 25% of the Advisor's voting securities, the Shareholders of each Fund must approve a new advisory agreement (each, a "Second Purchase New Agreement"). Similarly, in order for the Advisor to be able to continue to provide investment advisory services to the Funds after Convergent exercised the Convergent Warrants whereby Convergent will hold more than 25% of the Advisor's voting securities, the Shareholders of each Fund must again approve a new advisory agreement (each, a "Convergent Warrant New Agreement"). The Second Purchase by Hambrecht and the exercise of the Convergent Warrants by Convergent (each, a "Purchase" and collectively the "Purchases") are separate transactions. Nevertheless, because they are both transactions through which Hambrecht and Convergent may, within the same or similar time frame, each obtain a 30.4% fully diluted interest in the Advisor through similar transactions, the Trustees believe that it is appropriate to ask Shareholders' approval for both Purchases at the same time through separate proposals. The exercise of the Hambrecht Warrants is not expected to have any effect on the Funds to the extent it is exercised after Hambrecht has crossed the 25% threshold.

The Trustees believe that the proposed future operations of the Fund will provide benefits to the Shareholders and will comply with the 1940 Act requirement that the Shareholders not bear any "unfair burden" as a result of the Purchases. Section 15(f) of the 1940 Act provides, in pertinent part, that the advisor to an investment company may receive any amount of benefit in connection with a sale of securities of, or a sale of any other interest in, the advisor that results in an assignment of an investment advisory contract if (i) for a period of three years after such event, at least 75% of the members of the board of trustees of the investment company that it advises are independent - i.e. not "interested persons" (as defined in the 1940 Act) -- of the new or old investment adviser; and (ii) for a two-year period there is no "unfair burden" imposed on the investment company as a result of the Purchase. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after a Purchase whereby the advisor, or any interested person of any such advisor, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of, the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). In the Purchase Agreement, Hambrecht has represented that there is no arrangement to impose an unfair burden on the Trust as a result of the Purchase Agreement.

Each Second Purchase New Agreement, if approved by a Fund's Shareholders, will commence upon the closing of the Second Purchase, whereby Hambrecht would purchase additional interests in the Advisor to increase its ownership level in the Advisor to above 25%. After the closing of the Second Purchase, Convergent may exercise the Convergent Warrants. Each Convergent Warrant New Agreement, if approved by a Fund's Shareholders, will commence upon the exercise of the Convergent Warrants whereby Convergent would purchase interests in the Advisor to increase its ownership level in the Advisor to above 25%. Each New Advisory Agreement (i.e. each Second Purchase New Agreement and each Convergent Warrant New Agreement) will remain in effect for an initial term of up to two years and will continue in effect thereafter for successive periods if and so long as such continuance is specifically approved annually by (a) the Board of Trustees or
(b) a Majority Vote of a Fund's Shareholders, provided that in either event, the continuance also is approved by a majority of the trustees who are not "interested persons" by vote cast in person at a meeting called for the purpose of voting on such approval.

Comparison of the Existing Agreements and the New Agreements

The initial shareholders of each Fund approved each Existing Advisory Agreement shortly before the Fund commenced operations, beginning with the Matthews Pacific Tiger Fund on September 12, 1994. The Board of Trustees of the Trust, including a majority of the "disinterested" Trustees, most recently approved continuation of each Existing Advisory Agreement on July 10, 1998. Under the Existing Advisory Agreements, the Advisor is entitled to receive from each Fund a monthly advisory fee payable within five business days after the end of each calendar month calculated daily by applying an annual rate of 1.00% to the Funds' assets. The advisory fees for the Funds are higher than for most mutual funds. However, this comparison does not take into consideration the differences in management fees based on type of funds (e.g. emerging markets actively-managed funds compared to domestic large-cap index funds).

The terms of each Second Purchase New Agreement and each Convergent Warrant New Agreement (each, a "New Advisory Agreement" and collectively called the "New Advisory Agreements") are identical in all material respects to the corresponding Existing Advisory Agreement, except for different effective and termination dates and certain clarification language regarding recapture period for waived fees and expenses to reflect current practice. A form of the New Advisory Agreement is attached to this Proxy Statement as Exhibit A. The following description of the New Advisory Agreement is only a summary. You should refer to Exhibit A for the complete New Advisory Agreement.

Under the New Advisory Agreements, the Advisor would continue to provide certain investment advisory services to each Fund, including managing the investment and reinvestment of the assets of the Funds, determining in the Advisor's discretion the assets to be held uninvested, providing the Trust with records concerning the Advisor's activities which the Trust is required to maintain, and to render regular reports to the Trust's officers and Board of Trustees. Similar to the current arrangement between the Advisor and the Trust, the Advisor would be required to provide, at its expense, the office space, furnishings, equipment and the personnel required for carrying out its duties under the New Advisory Agreements. All other expenses incurred in the operation of each Fund will be borne by the relevant Fund. Fund expenses include legal and auditing fees, fees and expenses of its custodian, accounting services and third-party shareholder servicing agents, Trustees' fees, the cost of communicating with shareholders and registration fees, as well as its other operating expenses.

As compensation for its services to each Fund under the New Advisory Agreements, the Advisor will be entitled to receive from the Fund fees calculated at the same rate as those charged under the Existing Advisory Agreements described above. The New Advisory Agreements will continue in effect for two years from their effective date, and will continue in effect thereafter for successive annual periods, provided their continuance is specifically approved at least annually by (1) a majority vote, cast in person at a meeting called for that purpose, of the Trust's Board of Trustees, or (2) a vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act and the rules thereunder) of each Fund, and (3) in either event by a majority of the Trustees who are not parties to the New Advisory Agreements or interested persons of the Trust or of any such party. The New Advisory Agreements provide that they may be terminated with respect to a Fund at any time, without penalty, by either party upon 60-days' written notice, provided that such termination by the Fund shall be directed or approved by a vote of the Trustees of the Trust, or by a vote of holders of a majority of the shares of the relevant Fund.

Each Fund (other than the Matthews Asian Convertible Securities Fund) offers two separate classes of shares: Class A and Class I shares. The Matthews Asian Convertible Securities Fund offers only Class I shares. Each class is responsible for paying the pro-rata share of Fund expenses attributable to that class as well as class-specific expenses. Although the Advisor is not required to do so, the New Advisory Agreements, like the Existing Advisory Agreements, permit the Advisor to reimburse each Fund to the extent necessary so that the Fund's ratio of operating expenses to average net assets will not exceed certain voluntary limits. The Advisor has agreed to the following expense limits (in the case of a class of shares that is subject to a Rule 12b-1 fee, the limitation provided below does not include the Rule 12b-1 fee):

--------------------------------------- ----------------------------------------
Fund Name                                                Voluntary Expense Limit
-------------------------------------- ----------------------------------------
Matthews Pacific Tiger Fund                                            1.90%
Matthews Asian Convertible Securities Fund                             1.90%
Matthews Korea Fund                                                    2.50%
Matthews Dragon Century China Fund                                     2.00%
--------------------------------------- ----------------------------------------


These limitations are described in the applicable prospectus for each Fund and are voluntary on the part of the Advisor. The Advisor (under its current and reconstituted ownership) may remove these limitations at any time by amending the prospectus and notifying shareholders. In addition, on April 17,1998, the Board of Trustees approved a Shareholder Servicing Plan for each Fund. Pursuant to the Shareholder Servicing Plan, each Fund will pay the Advisor a service fee at an annual rate of up to 0.25% of the Fund's average daily net assets to the extent that shareholder service-related expenses are incurred. The proceeds of the service fee paid would be used to compensate the Advisor, broker-dealers, retirement plan administrators, and other shareholder service providers. This will have the effect of increasing the operating expense of each Fund by 0.25%. However, because each Fund currently is operating under an expense cap, the effect of an increase should not be borne by shareholders until a Fund is of a much larger size so that the actual expense is below the expense cap.

Each New Advisory Agreement provides, like each corresponding Existing Advisory Agreement, that the Advisor would have no liability to a Fund or any shareholders of the Fund for any act or omissions in connection with rendering services under the New Advisory Agreement, including any error of judgment, mistake of law or any loss arising out of any investment, except for liability resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Advisor of its duties under the New Advisory Agreement ("Disabling Conduct"), and except to the extent specified in Section 36(b) of the 1940 Act with respect to a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services.

The New Advisory Agreements clarify the Existing Advisory Agreements to expressly permit the Advisor to reduce its advisory fee and to absorb or reimburse a Fund for expenses otherwise the responsibility of the Fund. The Advisor has voluntarily agreed to expense limitations for each Fund as listed previously. The Advisor may seek reimbursement for advisory fees previously waived or operating expenses (other than distribution expenses) absorbed within three years of that waiver.

During the fiscal year ended August 31, 1997, the Matthews Korea Fund paid Daewoo Securities, an affiliated broker, total commissions of $73,436, which constitutes 37.35% of the aggregate brokerage commissions paid by the Matthews Korea Fund during the fiscal year. During the fiscal year ended August 31, 1997, the Advisor received advisory fees under the Existing Advisory Agreements in the following amounts. Additional investment advisory fees payable under the Existing Advisory Agreements may have instead been waived by the Advisor, but may be subject to reimbursement in the future by the respective Funds.

--------------------------------------- ----------------------------------------
Fund Name                                                              Fees Paid
--------------------------------------- ----------------------------------------
Matthews Pacific Tiger Fund                                            $358,055
Matthews Asian Convertible Securities Fund                             $44,164
Matthews Korea Fund                                                    $104,316
Matthews Dragon Century China Fund                                     N/A*
--------------------------------------- ----------------------------------------
* The Matthews Dragon Century China Fund had not commenced operations during the relevant fiscal period.

The Board, including the independent Trustees, unanimously approved the Second Purchase New Agreements between each Fund and the Advisor, subject to approval by the shareholders of each Fund and the consummation of the Second Purchase. Similarly, the Board, including the independent Trustees, unanimously approved the Convergent Warrant New Agreements between each Fund and the Advisor, subject to approval by the shareholders of each Fund, the consummation of the Second Purchase and the exercise of the Convergent Warrants.


Additional Information Concerning  the Advisor and the Trust

Set forth below are the names, addresses and principal occupations of the principal executive officers and directors of the Advisor and each officer of the Trust who is an officer, employee, director or shareholder of the Advisor. The address of each, as it relates to his duties of the Advisor or the Trust, is the same as that of the Advisor or the Trust.

-------------------- ---------------------- --------------------------- ------------------------------------------------------
Name and Address      Position with the      Position with the Advisor   Principal Occupation
                      Trust*
--------------------- ---------------------- --------------------------- ------------------------------------------------------
G. Paul Matthews      President              Chairman and President      President of the Advisor and its predecessor since
                                                                         1991.

Mark Headley          N/A                    Managing Director           Managing Director of the Advisor since 1995. Prior
                                                                         thereto, Director of International Investments for
                                                                         Litman/Gregory & Co.

Brian Stableford      Treasurer              Chief Financial Officer     Chief Financial Officer of the Advisor since 1994.
                                                                         Prior thereto, Mitsubishi Global Custody

Richard H. Adler      N/A                    Director                    Managing Director at Convergent Capital Management
John C. Hunt          N/A                    Director                    Managing Director at Convergent Capital Management
Robert Eu             N/A                    Director                    Partner with WR Hambrecht & Co.
Henry Bienen          N/A                    Director                    President of Northwestern University
James Mellon          N/A                    Director                    Chairman of Regent Pacific Group, Ltd.
--------------------- ---------------------- --------------------------- ------------------------------------------------------
* Each of them  holds the same  position  with each  series of the Trust and has held the office  shown or other  offices in the same  company  for the last five years.

The Trustees Recommend that Shareholders Approve (1) the Second Purchase New Agreements to take effect after the Second Purchase (Proposal 1) and (2) the Convergent Warrant New Agreements to take effect after the exercise of the Convergent Warrants, which will occur only after the Second Purchase has been consummated (Proposal 2).

The Board of Trustees of the Trust has determined that the Second Purchase New Agreements and the Convergent Warrant New Agreements are advisable and in the best interests of each Fund's shareholders.

Proposal 1: The Board has unanimously recommended that shareholders vote "FOR" the Second Purchase New Agreements.

Proposal 2: The Board has unanimously recommended that shareholders vote "FOR" the Convergent Warrant New Agreements.

In making these recommendations, the Board exercised its independent judgment based on a careful review of the proposed changes and potential benefits. The Trustees' considerations are described in the following section. The Trustees' approval and recommendation that Shareholders approve the proposals were based primarily on the following factors, among others:

Portfolio Management Continuity--No change in the portfolio management of the Funds is expected to result from the Second Purchase or the exercise of the Convergent Warrants. Both G. Paul Matthews and Mark W. Headley have previously entered into employment contracts with the Advisor.


     Fees--The aggregate fees payable to the Advisor under each Second Purchase New Agreement or each Convergent Warrant New Agreement for each Fund will be the same as the fees payable to the Advisor as under each Existing Agreement.

     Benefits from added financial resources --The additional cash investments that have been and may be made by Hambrecht and the additional investments that may be made by Convergent would provide additional financial resources to the Advisor, which will strengthen the Advisor's organization and its ability to improve services to the Funds.

The Trustees' Considerations

The transactions contemplated by the Purchases were presented to the Board of Trustees of the Trust for consideration at two Board meetings on June 5, 1998 and July 10, 1998. The Board, including a majority of the Trustees who are not interested persons voted to approve the transactions contemplated by the Purchases. The Board of Trustees concluded unanimously that each of the Proposals set forth in this proxy statement is in the best interests of each Fund and its shareholders.

In evaluating the New Advisory Agreements, the Board of Trustees reviewed materials furnished by the Advisor. Those materials included information regarding the Advisor, Hambrecht, Convergent, their respective affiliates and their personnel, operations and financial conditions and the terms of the Purchase Agreement. Representatives of the Advisor discussed the anticipated effects of the Purchases on the Funds and indicated their belief that as a consequence of the Purchases, the operations of the Trust and the capability of the Advisor to provide services to the Funds would not be adversely affected and could be enhanced from the additional financial resources provided to the Advisor, although there could be no assurance as to any particular benefits that would result.

In making the recommendation, the Trustees confirmed their previous evaluations concerning the experience of the Advisor's key personnel in portfolio management, the arrangements made to secure the continued service of the key personnel in portfolio management, the high quality of services the Advisor is
expected  to  continue  to  provide  to  the  Funds,   and  the   fairness   and
reasonableness of the compensation proposed to be paid to the Advisor. The Trustees gave consideration to all factors deemed to be relevant to the Funds, including but not limited to: (1) that the fee and expense ratios of the Funds are reasonable given the quality of services expected to be provided and the fee and expense ratios of comparable mutual funds; (2) the favorable relative performance of the Funds since commencement of operations; (3) the research-intensive nature and quality of the services expected to be continued to be rendered to the Funds by the Advisor; (4) the importance of such research and services to the fulfillment of the particular investment objective and policies of each Fund; (5) that the compensation payable to the Advisor by each Fund under the New Advisory Agreements will be at the same rate as the compensation now payable by each Fund to the Advisor under the Existing Advisory Agreements; (6) that the terms of the Existing Advisory Agreements will be unchanged under the New Advisory Agreements except for the different effective and termination dates and certain clarification language regarding recapture period for waived fees and expenses to reflect current practice; (7) the commitment of the Advisor to pay or reimburse each Fund for the expenses incurred in connection with the Purchases so that shareholders of the Funds would not bear those expenses; (8) the benefits expected to be realized as a result of the capital infusion by Hambrecht and Convergent; and (9) other factors they deemed relevant. Of all factors, the Trustees deemed especially important the first, the fifth and the eighth factors.

The Advisor has advised the Board of Trustees that it expects there will be no diminution in the scope and quality of advisory services provided to the Funds as a result of the Purchases. Accordingly, the Board believes that each Fund should receive investment advisory services under the New Advisory Agreements equal or superior to those it currently receives under the Existing Advisory Agreements.

As discussed above, Section 15(f) provides a non-exclusive safe harbor for an investment manager to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as certain conditions are met, including the condition that no "unfair burden" be imposed on the Funds for a two-year period. The Advisor is not aware of any express or implied term, condition, arrangement or understanding that would impose an unfair burden on the Funds as a result of the Purchases.


Based upon the evaluation of the relevant information presented to them, and in light of their fiduciary duties under federal and state law, the Board members, including all the disinterested Trustees of the Matthews International Funds, unanimously determined that the transactions contemplated by the Purchases, including the New Advisory Agreements for the Funds, are advisable and in the best interests of each Fund and their shareholders, and recommended the approval of both Proposal 1 and Proposal 2 by the shareholders at the Meeting. Since Proposals 1 and 2 are closely related to one another and are parts of the same business transaction, in the event either Proposal 1 or Proposal 2 is approved but the other is not approved, the Board may, in its discretion, determine what, if any, further action should be taken. Such action may include, for example, a resolicitation of the Proposals.


     Proposal   3--Election   of  Mr.   Barry  E.   Berryessa   and  Mr.   David
FitzWilliam-Lay to continue to serve on the Board of Trustees

On July 10, 1998, the Board of Trustees of the Matthews International Funds consisted of seven individuals: four Trustees who are affiliated in some manner with the Advisor (G. Paul Matthews, John H. Dracott, Dong Wook Park and David FitzWilliam-Lay) and three Trustees who are not interested persons (i.e., are independent) of the Advisor (Norman W. Berryessa, Robert K. Connolly and Richard
K. Lyons). On July 10, 1998, Messrs. G. Paul Matthews and Dong Wook Park resigned from the Board of Trustees, and Mr. John H. Dracott requested, and the Board approved, the reclassification of Mr. Dracott from being a Trustee to being a Trustee Emeritus. This would leave the Board with four members, three of whom are independent of the Advisor, Hambrecht and Convergent. This restructuring of the Board is necessary in order to comply with the requirement in Section 15(f) of the 1940 Act that the 75% of the Board be independent for at least a three-year period following the closing of the Second Purchase.

     Of the four current Trustees who will remain on the restructured Board, all of the Trustees, with the exception of Messrs. Berryessa and FitzWilliam-Lay, will have been elected by shareholders. Both Messrs. Berryessa and FitzWilliam-Lay joined the Board in April, 1996 by way of appointment to fill vacancies on the Board. Neither Mr. Berryessa's nor Mr. FitzWilliam-Lay's appointment has ever been ratified by a separate vote of the Funds' shareholders. While Messrs. Berryessa's and FitzWilliam-Lay's status as appointed Trustees, as distinct from elected Trustees, in no way impairs the legitimacy or functioning of the Board of Trustees or their status as Trustees (an independent Trustee in the case of Mr. Berryessa), the Trustees have determined that the Meeting presents an opportunity to confirm Messrs. Berryessa's and FitzWilliam-Lay's appointments with shareholder election. If elected, each of Mr. Berryessa and Mr. FitzWilliam-Lay will continue to serve in the same capacity as they currently do - Mr. Berryessa as an independent Trustee and Mr. FitzWilliam-Lay as an inside Trustee. Messrs. Berryessa and FitzWilliam-Lay, like each of the other Trustees, will serve for an indefinite term. If either Mr. Berryessa or Mr. FitzWilliam-Lay does not gather sufficient votes to achieve confirming election at the Meeting (or any adjournment thereof), he will continue to serve as an appointed Trustee.

The following table shows certain information regarding Messrs. Berryessa and FitzWilliam-Lay who are standing for election and their respective age, principal occupation or employment during the past five years and other public board memberships. The table also shows the year in which each was elected to the Board of Trustees of the Matthews International Funds in addition to shareholdings in each Fund.

---------------------------------------------------------------- -------------------------- -------------------------
                                                                                                   Shares/Percentage
Name, Age and                                                                               Beneficially Owned as of
Five-Year Business Experience                                    Length of Trustee Service             July 24, 1998
---------------------------------------------------------------- -------------------------- -------------------------
Barry E. Berryessa (69)                                                  Since April, 1996        Matthew Korea Fund
Independent Contractor, Emmett Larkin Co., Inc.                                                      (2,214 shares)*
---------------------------------------------------------------- -------------------------- -------------------------
David FitzWilliam-Lay (66)**                                             Since April, 1996
Director, USDC Investment Trust PLC & Berry Starquest PLC                                                (0 shares)*
---------------------------------------------------------------- -------------------------- -------------------------

  * Less than 1%.
** This Trustee is considered an "interested person" of the Trust defined under the 1940 Act.

The Board met four times during the Trust's fiscal year ended August 31, 1997. The Board has an audit committee, of which Mr. Richard Lyons is the Chairman, but does not have a nominating committee or a compensation committee.

For the fiscal year ended August 31, 1997, the Trust paid each independent Trustee $4,000 as a retainer, plus a $250 per meeting fee. Trustees or officers who are "interested persons" receive no compensation from the Trust for their services as Trustees.

The table below shows, for each independent Trustee, the aggregate compensation paid or accrued by the Matthews International Funds for the fiscal year ended August 31, 1997 and the total compensation that all existing Funds paid to each independent trustee during the fiscal year ended August 31, 1997.

----------------------------------------------------------------- ------------------ --------------------------------
                                                                          Aggregate               Total Compensation
                                                                       Compensation      From Matthews International
                                                                      From Matthews                            Funds
Trustee                                                               International                 And Fund Complex
                                                                              Funds                 Paid to Trustees
----------------------------------------------------------------- ------------------ --------------------------------
Norman W. Berryessa                                                          $5,000                           $5,000
Robert K. Connolly                                                           $5,000                           $5,000
Richard K. Lyons                                                             $5,000                           $5,000
----------------------------------------------------------------- ------------------ --------------------------------

The Trust currently does not maintain any pension or retirement benefits plan for the benefit of the Trustees.

As of July 28, 1998, the Trustees and executive officers of the Trust as a group owned less than 1% of the shares of each Fund. As of the July 16, 1998, the only persons owning beneficially more than 5% of the outstanding shares of each Fund were those listed in Exhibit B.


The Trustees Recommend that Shareholders approve the election of Messrs. Berryessa and FitzWilliam-Lay to continue to serve on the Board of Trustees.




Other Information

Shareholder Meeting Costs

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with solicitation of proxies related to the required approvals will be paid by the Advisor, including any additional solicitation made by letter, telephone or telegraph. In addition to solicitation by mail, certain officers and representatives of Matthews International Funds, officers and employees of the Advisor and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. The Advisor may hire a solicitor to solicit proxies from brokers, banks, other institutional holders and individual shareholders; the fee for which will be borne by the Advisor.

Annual Reports

A copy of your Fund's annual report for the fiscal year ended August 31, 1997, and the most recent Semi-Annual Report succeeding such Annual Report, if any, is available without charge upon request by writing to the Matthews International Funds at 655 Montgomery Street, Suite 1438, San Francisco, California 94111 or by calling 1-800-789-ASIA.


Proposals of Shareholders

Under Delaware law, Matthews International Funds are not required to hold annual shareholder meetings, but it will hold special meetings as required or deemed desirable, or upon request by holders of 10% of the shares. Since Matthews International Funds do not hold regular meetings of shareholders, the anticipated date of the next special shareholder meeting cannot be provided. If an annual meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal promptly to the Funds. Any proposal to be considered for submission to shareholders must comply with Rule 14a-8 under the Securities Exchange Act of 1934.


Other Matters to Come Before the Meeting

The Board is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote matters in accordance with their best judgment.


PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.


By order of the Board of Trustees,



/s/G. Paul Matthews
G. Paul Matthews
President

                                                     EXHIBIT A

                                                      FORM OF
                                           INVESTMENT ADVISORY AGREEMENT

         AGREEMENT made this ___ day of _____________ by and between Matthews International Funds, a Delaware Business Trust (the "Trust") and Matthews International Capital Management, LLC, a Delaware limited liability company (the "Advisor").

         1. Duties of Advisor. The Trust hereby appoints the Advisor to act as investment advisor to the Matthews [ ] Fund (the "Series") for the period and on such terms set forth in this Agreement. The Trust employs the Advisor to manage the investment and reinvestment of the assets of the Series, to determine in its discretion the assets to be held uninvested, to provide the Trust with records concerning the Advisor's activities which the Trust is required to maintain, and to render regular reports to the Trust's officers and Board of Trustees concerning the Advisor's discharge of the foregoing responsibilities. The Advisor shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Trust, and in compliance with the objectives, policies and limitations set forth in the Trust's Prospectus and Statement of Additional Information. The Advisor accepts such employment and agrees to render the services and to provide, at its own expense, the office space, furnishings, equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

         2. Portfolio Transactions. The Advisor shall provide the Series with a trading department. The Advisor shall select the brokers or dealers that will execute the purchases and sales of securities for the Series and is directed to use its best efforts to ensure that the best available price and most favorable execution of securities transactions for the Series are obtained. The Series will bear all expenses associated with its investment activities, including, without limitation, brokerage commissions and custody expenses. Subject to policies established by the Board of Trustees of the Trust and communicated to the Advisor, it is understood that the Advisor will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or in respect of the Series, or be in breach of any obligation owing to the Trust or in respect of the Series under this Agreement, or otherwise, solely by reason of its having caused the Series to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Series in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Advisor determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of the particular transaction or the Advisor's overall responsibilities with respect to the accounts, including the Series, as to which it exercises investment discretion. The Advisor will promptly communicate to the officers and directors of the Trust such information relating to Series transactions as they may reasonably request.

         3. Compensation of the Advisor. For the services to be rendered by the Advisor as provided in Section 1 and 2 of this Agreement, the Series shall pay to the Advisor within five business days after the end of each calendar month, a monthly fee of one twelfth of 1.00% of the Series' average daily net assets for the month. The net asset value shall be calculated in the manner provided in the Series' prospectus and statement of additional information then in effect. The Advisor may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement. Any fee withheld pursuant to this paragraph from the Advisor shall be reimbursed by the Series to the Advisor in the first, second or third (or any combination thereof) fiscal year next succeeding the fiscal year of the withholding if the aggregate expenses for the next succeeding fiscal year or second succeeding fiscal year or third succeeding fiscal year do not exceed any more restrictive limitation to which the Advisor has agreed. The Advisor generally may request and receive reimbursement for the oldest reductions and waivers before payment for fees and expenses for the current year.

         4. In the event of termination of this Agreement, the fee provided in this Section 3 shall be paid on a pro rate basis, based on the number of days when this Agreement was in effect.

         5. Reports. The Series and the Advisor agree to finish to each other such information regarding their operations with regard to their affairs as each may reasonably request.

         6. Status of Advisor. The services of the Advisor to the Series are not to be deemed exclusive, and the Advisor shall be free to render similar services to others so long as its services to the Series are not impaired thereby.

         7. Liability of Advisor. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard by the Advisor of its obligations and duties hereunder, the Advisor shall not be subject to any liability whatsoever to the Series, or to any shareholder of the Series, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Series.

         8. Duration and Termination. This Agreement shall become effective on __________________ provided that first it is approved by the Board of Trustees of the Trust, including a majority of those trustees who are not parties to this Agreement or interested persons of any party hereto, in the manner provided in section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") and by the holders of a majority of the outstanding voting securities of the Series; and shall continue in effect until ______________. Thereafter, this Agreement may continue in effect only if such continuance is approved at least annually by: (i) the Trust's Board of Trustees or, (ii) by the vote of a majority of the outstanding voting securities of the Series; and in either event by a vote of a majority of those trustees of the Trust who are not parties to this Agreement or interested persons of any such party in the manner provided in section 15(c) of the 1940 Act. This Agreement may be terminated by the Trust at any time,

         9. without the payment of any penalty, by the Board of Trustees of the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of the Series on 60 days' written notice to the Advisor. This Agreement may be terminated by the Advisor at any time, without the payment of any penalty, upon 60 days' written notice to the Trust. This Agreement will automatically terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

         As used in this Section 8, the terms "assignment" "interested person", and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act and Rule 18f-2 thereunder.

         10. Name of Advisor. The parties agree that the Advisor has a proprietary interest in the name "Matthews," and the Trust agrees to promptly take such action as may be necessary to delete from its corporate name and/or the name of the Series any reference to the name of the Advisor or the name "Matthews," promptly after receipt from the Advisor of a written request therefore.

         11. Severability. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         12. Governing Law. This agreement shall be governed by and construed and interpreted in accordance with the laws of the State of California.


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of ___ day of --------------------.


ATTEST:                                             MATTHEWS INTERNATIONAL FUNDS

-------------------------                   -----------------------------------
                  , Secretary                                 NAME
                                      TITLE


ATTEST:                                              MATTHEWS INTERNATIONAL
                                                         CAPITAL MANAGEMENT, LLC


-------------------------                   -----------------------------------
                  , Secretary                                 NAME
                                      TITLE

                                                     EXHIBIT B

         The name, address and share ownership of each person who may have possessed sole or shared voting or investment power with respect to 5% or more of the outstanding shares of any Fund as of July 16, 1998:


                                                                                                    Percentage of
                                                                        Class and Amount                Class
   Fund and Class                 Name and Address                       of Shares Owned                Owned
Matthews Pacific           Dain, Rauscher, Inc. FBO                       Class A -                    43.46%
Tiger Fund -               Wallace Becker                                 15,550

Class A                    P.O. Box 85778

                           Lincoln, NE 68501


                           Donaldson Lufkin Jenrette                      Class A -                    28.48%
                           Securities Corporation, Inc.                   10,193
                           P.O. Box 2052
                           Jersey City, NJ 07303-9998

Matthews Pacific           Charles Schwab & Co., Inc.                     Class I -                    52.43%
Tiger Fund -               FBO Special Custody Acct. For                  4,137,112
Class I                    Exclusive Benefit of Customers
                           Attn:  Mutual Funds
                           101 Montgomery Street
                           San Francisco, CA 94104

                           FTC & Co.                                      Class I -                     7.93%
                           Attn:  Catalynx Co.                            625,779
                           P.O. Box 173736
                           Denver, CO 80217

                           Hasso Plattner                                 Class I -                     6.35%
                           c/o SAP AG                                     501,297
                           Neurottstrasse 16
                           Walldorf, Germany D96190

                           National Financial Services Corp.              Class I -                     5.97%
                           FBO Exclusive Benefit of our                   471,295
                           Customers
                           Attn:  Mutual Funds, 5th Floor
                           200 Liberty Street
                           New York, NY 10281

Matthews Korea             RDV Capital Management LP                      Class A -                    65.70%
Fund - Class A             126 Ottawa Ave. NW, Ste. 500                   1,369,301
                           Grand Rapids, MI 49503-2829




                                                                                                    Percentage of
                                                                        Class and Amount                Class
   Fund and Class                 Name and Address                       of Shares Owned                Owned
Matthews Korea             Charles Schwab & Co., Inc.                     Class I -                    34.19%
Fund - Class I             FBO Special Custody Acct For                   12,911,202
                           Exclusive Benefit of Customers
                           Attn:  Mutual Funds
                           101 Montgomery Street
                           San Francisco, CA 94104

                           National Financial Services Corp.              Class I -                    21.35%
                           FBO Exclusive Benefit of our                   8,061,861
                           Customers, FBO Sal Vella
                           Attn:  Mutual Funds, 5th Floor
                           200 Liberty Street
                           New York, NY 10281

                           Goodness Limited                               Class I -                    15.38%
                           P.O. Box N-7776                                5,806,759
                           Nassau, Bahamas

Matthews Asian             Charles Schwab & Co., Inc.                     Class I -                    57.68%
Convertible                FBO Special Custody Acct.                      345,950
Securities Fund -          for Exclusive Benefit of
Class I                    Customers
                           Attn:  Mutual Funds
                           101 Montgomery Street
                           San Francisco, CA 94104

                           National Financial Services Corp.              Class I -                     5.06%
                           FBO Exclusive Benefit of our                   30,387
                           Customers
                           Attn:  Mutual Funds
                           200 Liberty Street
                           New York, NY 10281

Matthews Dragon            Charles Schwab & Co., Inc.                     Class I -                    95.99%
Century China              FBO Special Custody Acct.                      354,567
Fund - Class I             for Exclusive Benefit of
                           Customers
                           Attn:  Mutual Funds
                           101 Montgomery Street
                           San Francisco, CA 94104


                                                       PROXY

                                           MATTHEWS INTERNATIONAL FUNDS
                                          SPECIAL MEETING OF SHAREHOLDERS

                                                  OCTOBER 8, 1998

                                              SOLICITED ON BEHALF OF
                                             THE BOARD OF TRUSTEES OF
                                           MATTHEWS INTERNATIONAL FUNDS

The undersigned hereby appoints Brian Stableford and Coleen Downs Dinneen, and each of them, as proxies of the undersigned, each with the power to appoint his or her substitute, for the Special Meeting of Shareholders of the MATTHEWS PACIFIC TIGER FUND (the "Fund"), a separate series of Matthews International Funds (the "Trust"), to be held on October 8, 1998 at the offices of the Trust at 655 Montgomery Street, Suite 1438, San Francisco, California 94111, and at any and all adjournments thereof (the "Meeting"), to vote, as designated below, all shares of the Fund held by the undersigned at the close of business on July 27, 1998. Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

A signed proxy will be voted in favor of the Proposals listed below unless you have specified otherwise. Please sign, date and return this proxy promptly. You may vote only if you held shares in the Fund at the close of business on July 27, 1998. Your signature authorizes the proxies to vote in their discretion on such other business as may properly come before the Meeting including, without limitation, all matters incident to the conduct of the Meeting.

         Please vote by filling in the boxes below.

1. To approve a new investment advisory agreement with Matthews International Capital Management, LLC to take effect upon the purchase of additional interests in Matthews International Capital Management, LLC by the Hambrecht 1980 Revocable Trust:

                  FOR  [   ]            AGAINST  [   ]            ABSTAIN  [   ]


2. To approve a new investment advisory agreement with Matthews International Capital Management, LLC to take effect in the event of the purchase of additional interests in Matthews International Capital Management, LLC by Convergent Capital Management Inc. after the consummation of the transaction described in proposal 1:

                  FOR  [   ]            AGAINST  [   ]            ABSTAIN  [   ]

                                                        (continued next page...)

3. To elect the Trustees whose names are set forth below to continue to serve as Trustees to the Board of Trustees (to withhold authority to vote for any nominee, cross out that nominee's name)

         Norman W. Berryessa

         David FitzWilliam-Lay

                  FOR  [   ]            AGAINST  [   ]            ABSTAIN  [   ]



Dated: _______________________, 1998




Signature



Title



Signature(s) (if held jointly)



Title

Please sign exactly as name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.

You may use this Proxy only to vote shares of the above-named Fund. If you own shares of more than one Fund in the Matthews International Funds family of mutual funds, you will receive a separate Proxy for each Fund. You may not use this Proxy to vote for another Fund, or to vote shares of more than one Fund.

                                                       PROXY

                                           MATTHEWS INTERNATIONAL FUNDS
                                          SPECIAL MEETING OF SHAREHOLDERS

                                                  OCTOBER 8, 1998

                                              SOLICITED ON BEHALF OF
                                             THE BOARD OF TRUSTEES OF
                                           MATTHEWS INTERNATIONAL FUNDS

The undersigned hereby appoints Brian Stableford and Coleen Downs Dinneen, and each of them, as proxies of the undersigned, each with the power to appoint his or her substitute, for the Special Meeting of Shareholders of the MATTHEWS KOREA FUND (the "Fund"), a separate series of Matthews International Funds (the "Trust"), to be held on October 8, 1998 at the offices of the Trust at 655 Montgomery Street, Suite 1438, San Francisco, California 94111, and at any and all adjournments thereof (the "Meeting"), to vote, as designated below, all shares of the Fund held by the undersigned at the close of business on July 27, 1998. Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

A signed proxy will be voted in favor of the Proposals listed below unless you have specified otherwise. Please sign, date and return this proxy promptly. You may vote only if you held shares in the Fund at the close of business on July 27, 1998. Your signature authorizes the proxies to vote in their discretion on such other business as may properly come before the Meeting including, without limitation, all matters incident to the conduct of the Meeting.

         Please vote by filling in the boxes below.

1. To approve a new investment advisory agreement with Matthews International Capital Management, LLC to take effect upon the purchase of additional interests in Matthews International Capital Management, LLC by the Hambrecht 1980 Revocable Trust:

                  FOR  [   ]            AGAINST  [   ]            ABSTAIN  [   ]


2. To approve a new investment advisory agreement with Matthews International Capital Management, LLC to take effect in the event of the purchase of additional interests in Matthews International Capital Management, LLC by Convergent Capital Management Inc. after the consummation of the transaction described in proposal 1:

                  FOR  [   ]            AGAINST  [   ]            ABSTAIN  [   ]

                                                        (continued next page...)

3. To elect the Trustees whose names are set forth below to continue to serve as Trustees to the Board of Trustees (to withhold authority to vote for any nominee, cross out that nominee's name)

         Norman W. Berryessa

         David FitzWilliam-Lay

                  FOR  [   ]            AGAINST  [   ]            ABSTAIN  [   ]



Dated: _______________________, 1998




Signature



Title



Signature(s) (if held jointly)



Title


Please sign exactly as name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.

You may use this Proxy only to vote shares of the above-named Fund. If you own shares of more than one Fund in the Matthews International Funds family of mutual funds, you will receive a separate Proxy for each Fund. You may not use this Proxy to vote for another Fund, or to vote shares of more than one Fund.

                                                       PROXY

                                           MATTHEWS INTERNATIONAL FUNDS
                                          SPECIAL MEETING OF SHAREHOLDERS

                                                  OCTOBER 8, 1998

                                              SOLICITED ON BEHALF OF
                                             THE BOARD OF TRUSTEES OF
                                           MATTHEWS INTERNATIONAL FUNDS

The undersigned hereby appoints Brian Stableford and Coleen Downs Dinneen, and each of them, as proxies of the undersigned, each with the power to appoint his or her substitute, for the Special Meeting of Shareholders of the MATTHEWS ASIAN CONVERTIBLE SECURITIES FUND (the "Fund"), a separate series of Matthews International Funds (the "Trust"), to be held on October 8, 1998 at the offices of the Trust at 655 Montgomery Street, Suite 1438, San Francisco, California 94111, and at any and all adjournments thereof (the "Meeting"), to vote, as designated below, all shares of the Fund held by the undersigned at the close of business on July 27, 1998. Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

A signed proxy will be voted in favor of the Proposals listed below unless you have specified otherwise. Please sign, date and return this proxy promptly. You may vote only if you held shares in the Fund at the close of business on July 27, 1998. Your signature authorizes the proxies to vote in their discretion on such other business as may properly come before the Meeting including, without limitation, all matters incident to the conduct of the Meeting.

         Please vote by filling in the boxes below.


1. To approve a new investment advisory agreement with Matthews International Capital Management, LLC to take effect upon the purchase of additional interests in Matthews International Capital Management, LLC by the Hambrecht 1980 Revocable Trust:

                  FOR  [   ]            AGAINST  [   ]            ABSTAIN  [   ]


2. To approve a new investment advisory agreement with Matthews International Capital Management, LLC to take effect in the event of the purchase of additional interests in Matthews International Capital Management, LLC by Convergent Capital Management Inc. after the consummation of the transaction described in proposal 1:

                  FOR  [   ]            AGAINST  [   ]            ABSTAIN  [   ]

                                                        (continued next page...)

3. To elect the Trustees whose names are set forth below to continue to serve as Trustees to the Board of Trustees (to withhold authority to vote for any nominee, cross out that nominee's name)

         Norman W. Berryessa

         David FitzWilliam-Lay

                  FOR  [   ]            AGAINST  [   ]            ABSTAIN  [   ]



Dated: _______________________, 1998




Signature



Title



Signature(s) (if held jointly)



Title


Please sign exactly as name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.

You may use this Proxy only to vote shares of the above-named Fund. If you own shares of more than one Fund in the Matthews International Funds family of mutual funds, you will receive a separate Proxy for each Fund. You may not use this Proxy to vote for another Fund, or to vote shares of more than one Fund.

                                                       PROXY

                                           MATTHEWS INTERNATIONAL FUNDS
                                          SPECIAL MEETING OF SHAREHOLDERS

                                                  OCTOBER 8, 1998

                                              SOLICITED ON BEHALF OF
                                             THE BOARD OF TRUSTEES OF
                                           MATTHEWS INTERNATIONAL FUNDS

The undersigned hereby appoints Brian Stableford and Coleen Downs Dinneen, and each of them, as proxies of the undersigned, each with the power to appoint his or her substitute, for the Special Meeting of Shareholders of the MATTHEWS
DRAGON CENTURY CHINA FUND (the "Fund"), a separate series of Matthews International Funds (the "Trust"), to be held on October 8, 1998 at the offices of the Trust at 655 Montgomery Street, Suite 1438, San Francisco, California 94111, and at any and all adjournments thereof (the "Meeting"), to vote, as designated below, all shares of the Fund held by the undersigned at the close of business on July 27, 1998. Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

A signed proxy will be voted in favor of the Proposals listed below unless you have specified otherwise. Please sign, date and return this proxy promptly. You may vote only if you held shares in the Fund at the close of business on July 27, 1998. Your signature authorizes the proxies to vote in their discretion on such other business as may properly come before the Meeting including, without limitation, all matters incident to the conduct of the Meeting.

         Please vote by filling in the boxes below.

 1. To approve a new investment advisory agreement with Matthews International Capital Management, LLC to take effect upon the purchase of additional interests in Matthews International Capital Management, LLC by the Hambrecht 1980 Revocable Trust:

                  FOR  [   ]            AGAINST  [   ]            ABSTAIN  [   ]


2. To approve a new investment advisory agreement with Matthews International Capital Management, LLC to take effect in the event of the purchase of additional interests in Matthews International Capital Management, LLC by Convergent Capital Management Inc. after the consummation of the transaction described in proposal 1:

                  FOR  [   ]            AGAINST  [   ]            ABSTAIN  [   ]


                                                        (continued next page...)

3. To elect the Trustees whose names are set forth below to continue to serve as Trustees to the Board of Trustees (to withhold authority to vote for any nominee, cross out that nominee's name)

         Norman W. Berryessa

         David FitzWilliam-Lay

                  FOR  [   ]            AGAINST  [   ]            ABSTAIN  [   ]



Dated: _______________________, 1998




Signature



Title



Signature(s) (if held jointly)



Title


Please sign exactly as name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.

You may use this Proxy only to vote shares of the above-named Fund. If you own shares of more than one Fund in the Matthews International Funds family of mutual funds, you will receive a separate Proxy for each Fund. You may not use this Proxy to vote for another Fund, or to vote shares of more than one Fund.